Non-Controlling Interest	12 Months Ended
Dec. 31, 2025
Non-Controlling Interest [Abstract]
NON-CONTROLLING INTEREST

18. NON-CONTROLLING INTEREST

On February 1, 2023, Aptorum Medical Limited issued 122 shares to Clark Cheng in according to the appointment agreement, decreasing the equity interest of the Company from 91% to 90%. As a result, a total deficit of $67,766 was reclassified from additional paid-in capital to non-controlling interests within the Group’s consolidated financial statements for the years ended December 31, 2023.

In November 2024, the Group acquired 10,000 Class A Ordinary Shares and 5,850,000 Class B Ordinary Shares of Scipio, achieving control over the entity. As a result of this acquisition, Scipio is no longer classified as a VIE under the Group and it became a subsidiary under the Group.